Exhibit 10.1

MASTER CONSENT, SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT, SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT PROMISSORY NOTE AND FIRST AMENDMENT TO AMENDED AND RESTATED TERM PROMISSORY NOTE

MASTER CONSENT, SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT, SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT PROMISSORY NOTE AND FIRST AMENDMENT TO AMENDED AND RESTATED TERM PROMISSORY NOTE (the “Amendment”), dated as of March __, 2009, among Kowabunga! Inc. (formerly known as Think Partnership Inc.), a Nevada corporation (“Borrower”), each of the Guarantors signatory hereto (the “Guarantors”) and Wachovia Bank, National Association (“Bank”).

W I T N E S S E T H:

WHEREAS, Bank has made available to Borrower a secured credit facility pursuant to the terms and conditions of the following:  (i) that certain Amended and Restated Loan Agreement, dated as of February 27, 2008, between Borrower and Bank, as amended by Master Consent to Loan Documents and First Amendment to Loan Agreement and Amended and Restated Revolving Credit Promissory Note dated as of June 25, 2008 and as amended, restated, supplemented or modified from time to time (the “Loan Agreement”); (ii) that certain Amended and Restated Guaranty Agreement, dated as of February 27, 2008, between Borrower, the Guarantors and Bank, as amended, restated, supplemented or modified from time to time (the “Guaranty Agreement”); (iii) that certain Amended and Restated Security Agreement, dated as of February 27, 2008, between Borrower, the Guarantors and Bank, as amended, restated, supplemented or modified from time to time (the “Security Agreement”); (iv) that certain Amended and Restated Revolving Credit Promissory Note in the original principal amount of $15,000,000 dated as of February 27, 2008, executed by Borrower payable to the order of Bank, as amended by Master Consent to Loan documents and First Amendment to Loan Agreement and Amended and Restated Revolving Credit promissory Note dated as of June 25, 2008 and as amended, restated, supplemented or modified from time to time (the “Revolving Credit Note”); (v) that certain Amended and Restated Term Promissory Note in the original principal amount of $5,000,000 dated as of February 27, 2008, executed by Borrower payable to the order of Bank, as amended, restated, supplemented or modified from time to time (the “Term Note”); (vi) that certain Letter of Credit dated September 26, 2007 in the amount of $725,000 (reference number SM227727) (“Letter of Credit #SM227727”); and (vii) all other documents executed in connection therewith, as amended, restated, supplemented or modified from time to time (collectively with the Loan Agreement, the Guaranty Agreement, the Security Agreement, the Revolving Credit Note, the Term Note and Letter of Credit #SM227727, the “Loan Documents”);

WHEREAS, Borrower and Bank entered into that certain ISDA Master Agreement and the Schedule thereto dated as of January 24, 2008 (the “Master Agreement”), and pursuant to the Master Agreement, Borrower and Bank have entered into an interest rate swap transaction evidenced by that certain Confirmation dated February 28, 2008 (the “Confirmation” and together with the Master Agreement, collectively, the “Swap Agreements”); and

WHEREAS, Borrower and Guarantors have requested that the Bank agree to (i) amend the Loan Agreement, the Revolving Credit Note and the Term Note as further set forth below; and (ii) consent to the potential sale by Borrower of MarketSmart Advertising, Inc. and certain other segments of the business of the Borrower (each, a “Segment Sale”, collectively, the “Segment Sales”).

NOW, THEREFORE, in consideration of the premises and agreements contained herein, the parties hereto hereby agree as follows:

1.

Definitions.  All capitalized terms used herein and not otherwise defined shall have the respective meanings provided to such terms in the Loan Documents, as amended hereby.  In addition to the terms defined in the Loan Documents, the following term shall have the following meaning for the purposes of this Amendment:

“Swap Agreement Early Termination Amount” shall mean, at any date of determination with respect to a Swap Agreement, the amount determined pursuant to the terms of the Swap Agreements as being payable in respect of an early termination of such Swap Agreement if such Swap Agreement were being terminated as of such date as a result of an event of default or termination event for which Borrower were the defaulting party or sole Affected Party (as such term is defined in the Swap Agreements) (it being understood such amount is based on market conditions and any such amount will be subject to market conditions at the time of the determination).

2.

Amendments.

(a)

Amendments to the Loan Agreement.

(i)

The “Letters of Credit” paragraph of the Loan Agreement is hereby amended by inserting the following at the end of such paragraph:

Notwithstanding the foregoing, from and after March __, 2009 (a) Bank shall have no further obligation to issue any Letters of Credit nor honor any requests for issuance of Letters of Credit by Borrower, (b) Borrower shall arrange for the return, cancellation, termination or replacement of all outstanding Letters of Credit on or before August 21, 2009, and (c) Bank shall give beneficiaries of outstanding Letters of Credit notices of non-renewal for such outstanding Letters of Credit in accordance with Bank’s customary practices.  Borrower remains obligated to reimburse Bank immediately for any draw on any Letter of Credit.

(ii)

The “Affirmative Covenants” paragraph of the Loan Agreement is hereby amended as follows:

(1)

by adding the following section at the end of such paragraph:

Field Exams, Appraisals and other Assessments of Collateral. Bank may obtain, at Borrower’s expense, such appraisals and field exams and other assessments of Collateral as Bank may reasonably request.

(2)

by deleting the “Other Financial Information” section in its entirety and substituting, in lieu thereof, the following:

Other Financial Information. Deliver promptly (i) commencing with the month ending February 28, 2009, a monthly listing of Borrower’s and the Guarantors’ accounts receivables and a detailed aging report (on an aged-by-invoice basis), all in form and substance reasonably satisfactory to Bank and (ii) such other information regarding the operation, business affairs, and financial condition of Borrower and the Guarantors which Bank may reasonably request.

(iii)

The “Negative Covenants” paragraph of the Loan Agreement is hereby amended as follows:

(1)

by inserting the following at the end of the “Permitted Acquisitions” section of such paragraph:

Notwithstanding the foregoing, from and after March __, 2009, purchase, own, invest in or otherwise acquire, directly or indirectly, any capital stock, interests in any partnership, limited liability company or joint venture, or otherwise obtain any equity ownership of any other person or entity unless approved by Bank in its sole discretion.

(2)

by inserting the following at the end of the “Other Investments” section of such paragraph:

Notwithstanding the foregoing, from and after March __, 2009, purchase any stock, securities, or evidence of indebtedness of any other person or entity (including government securities and commercial bank certificates of deposit), unless approved by Bank in its sole discretion.

(iv)

The “Monthly and Quarterly Compliance Certificate” paragraph of the Loan Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

COMPLIANCE CERTIFICATE.  Borrower agrees to deliver a Compliance Certificate (each a “Compliance Certificate”) to Bank: (a) as soon as available but in any event within 45 days after the end of each fiscal quarter, a quarterly Compliance Certificate demonstrating pro forma compliance (including calculations) by Borrower and the Guarantors with each covenant contained in the Financial Covenants paragraph, (b) as soon as available but in any event within 20 days after the end of each month, a monthly Compliance Certificate demonstrating compliance with and the calculations for the determination of the Maximum Availability in accordance with the Availability paragraph in the Revolving Credit Note and (c) at such other times as Bank shall reasonably request, in each case, in form and substance reasonably satisfactory to Bank.

(v)

The “Financial Covenants” paragraph of the Loan Agreement is hereby amended as follows:

(1)

by deleting the “Capital Expenditures” section in its entirety and substituting, in lieu thereof, the following:

Capital Expenditures.  Borrower and Guarantors shall not, during any fiscal year, expend on gross fixed assets (excluding the pro forma impact of Permitted Acquisitions consummated during such fiscal year, but including gross leases to be capitalized under generally accepted accounting principles and leasehold improvements), through and including fiscal year ended December 31, 2009, $2,000,000.00 in the aggregate and, $500,000.00 in the aggregate thereafter.

(2)

by inserting the following at the end of the “Limitation on Debt” section of such paragraph:

Notwithstanding the foregoing, from and after March __, 2009, Borrower and Guarantors shall not, directly or indirectly, create, incur, assume or become liable for any additional indebtedness, whether contingent or direct (other than warrants and employee stock options or employee buy-back programs of the Borrower and Guarantors existing as of February 27, 2008, and disclosed in Borrower’s Form 10-Q filed for the period ended September 30, 2007), unless approved by Bank in its sole discretion.

(3)

by inserting the following at the end of the “Dividends and Distributions” section of such paragraph:

Notwithstanding the foregoing, from and after March __, 2009, Borrower shall not declare or pay dividends or make other similar distributions to its shareholders, unless approved by Bank in its sole discretion.”;

(4)

by inserting the following at the end of the “Stock Repurchases” section of such paragraph:

Notwithstanding the foregoing, from and after March __, 2009, Borrower shall not make any Equity Repurchases unless approved by Bank in its sole discretion.

(5)

by inserting the following at the end of the “Calculation of EBITDA” section of such paragraph:

Notwithstanding the foregoing, for periods commencing January 2009, EBITDA shall be further adjusted to include the specific add backs set forth on Exhibit A attached hereto.  For clarification purposes, the add backs set forth under the heading “One-Time Expense” may be added back only in the amounts and during the months set forth on Exhibit A.  For further clarification purposes, the add backs set forth under the heading “Addbacks for Segments to be Sold” may be added back only to the extent that the corresponding Subsidiaries are not yet sold (as permitted under this Agreement) and only in the amounts and during the months set forth on Exhibit A.”.

(vi)

The Loan Agreement is hereby amended by adding the following new “Exhibit A” attached hereto as Exhibit A.

(b)

Amendments to the Revolving Credit Note.

(i)

The “Availability” paragraph of the Revolving Credit Note is hereby amended by deleting the first sentence of such paragraph and replacing such sentence with the following:

The aggregate principal of Advances under this Note shall not exceed (the “Maximum Availability”): (A) for the period commencing on the date of this Note and concluding March __, 2009, the lesser (x) of $15,000,000 and (y) 1.75 times the 12 month trailing EBITDA of Borrower, as calculated quarterly by Bank for the preceding Calculation Period (as defined in the Loan Agreement) minus the aggregate outstanding amount under the Term Note; (B) for the period commencing March __, 2009 and concluding on the earlier of (a) the closing date of the sale of MarketSmart Advertising, Inc. or (b) September 30, 2009, the aggregate principal of Advances under this Note shall not exceed the lesser of: (x) $8,000,000 or (y) 2.00 times the 12 month trailing EBITDA of Borrower, as calculated monthly by Bank for the preceding 12 month period minus the aggregate outstanding amount under the Term Note minus the aggregate undrawn and unexpired amount of the then outstanding Letters of Credit minus the aggregate amount of unreimbursed drawings under all Letters of Credit outstanding at such time; and (C) for the period commencing from the earlier of (a) the closing date of the sale of MarketSmart Advertising, Inc. or (b) October 1, 2009, the aggregate principal of Advances under this Note shall not exceed the lesser of: (x) $8,000,000 (provided, however, as of October 1, 2009, such amount shall be reduced to $6,000,000) or (y) 1.50 times the 12 month trailing EBITDA of Borrower, as calculated monthly by Bank for the preceding 12 month period minus the aggregate outstanding amount under the Term Note minus the aggregate undrawn and unexpired amount of the then outstanding Letters of Credit minus the aggregate amount of unreimbursed drawings under all Letters of Credit outstanding at such time.

(ii)

The “Interest Rate” paragraph of the Revolving Credit Note is hereby amended by inserting, immediately preceding the parenthetical “(the “Interest Rate”), the following:

, provided, that (x) from March __, 2009 through September 30, 2009, the Applicable Margin shall be 4.00% and (y) from and after October 1, 2009 the Applicable Margin shall be 7.00%, provided further, that the Interest Rate during the period from and after January 1, 2009 shall in no event be less than 7.00%

(iii)

The “Repayment Terms” paragraph of the Revolving Credit Note is hereby amended by deleting “February 27, 2011” and substituting, in lieu thereof, “March 31, 2010”.

(iv)

The Revolving Credit Note is hereby amended by adding the following new “Mandatory Repayment” paragraph after the “Repayment Terms” paragraph:

MANDATORY REPAYMENT.  Upon the sale or liquidation, outside of the ordinary course of business, of a Material (defined below) amount of any Collateral, any Subsidiary or other asset, Borrower shall apply Net Cash Proceeds (defined below) first, to immediately prepay outstanding loans under the Term Note and second, to the extent there are Net Cash Proceeds remaining after fully prepaying the Term Note, to immediately prepay outstanding loans under this Note.  The Maximum Availability under this Note shall be permanently reduced by the gross proceeds of such sale or liquidation as are applied to this Note.  The amount of such mandatory payments will be 100% of the Net Cash Proceeds. “Net Cash Proceeds” shall mean the gross cash proceeds received by Borrower or any Guarantor in connection with any sale or liquidation, outside of the ordinary course of business, of any Collateral, any Subsidiary or other asset less the sum of all income taxes and other taxes asserted by any governmental authority as a result of such sale and any other reasonable actual third party costs of sale approved by Bank  in connection therewith.  “Material” shall mean Net Cash Proceeds in excess of $25,000 for any single such sale or liquidation and Net Cash Proceeds in excess of $100,000 in the aggregate for all such sales or liquidations occurring from and after March __, 2009.

(c)

Amendments to the Term Note.

(i)

The “Interest Rate” paragraph of the Term Note is hereby amended by deleting the first sentence thereof and replacing such sentence with the following:

Interest shall accrue on the unpaid principal balance of this Note (x) from the date hereof through December 31, 2008 at the LIBOR Rate plus 2.50%, (y) from March __, 2009 through September 30, 2009 at the LIBOR Rate plus 4.00% and (z) from and after October 1, 2009 at the LIBOR Rate plus 7.00%, as that rate may change from day to day in accordance with changes in the LIBOR Rate (the “Interest Rate”), provided, that the Interest Rate during the period from and after March __, 2009 shall in no event be less than 7.00%.

(ii)

The “Repayment Terms” paragraph of the Term Note is hereby amended by deleting “February 15, 2011” and substituting, in lieu thereof, “March 31, 2010”.

(iii)

The Term Note is hereby amended by adding the following new “Mandatory Repayment” paragraph after the “Repayment Terms” paragraph:

“MANDATORY REPAYMENT.  Upon the sale or liquidation, outside of the ordinary course of business, of a Material (defined below) amount of any Collateral, any Subsidiary or other asset, Borrower shall apply Net Cash Proceeds (defined below) first, to immediately prepay outstanding loans under this Note and second, to the extent there are Net Cash Proceeds remaining after fully prepaying this Note, to immediately prepay outstanding loans under the Revolving Note.  The Maximum Availability under the Revolving Note shall be permanently reduced by the gross proceeds of such sale or liquidation applied to the Revolving Note.  The amount of such mandatory payments will be 100% of the Net Cash Proceeds. “Net Cash Proceeds” shall mean the gross cash proceeds received by Borrower or any Guarantor in connection with any sale or liquidation, outside of the ordinary course of business, of any Collateral, any Subsidiary or other asset less the sum of all income taxes and other taxes asserted by any governmental authority as a result of such sale and any other reasonable actual third party costs of sale approved by Bank in connection therewith.  “Material” shall mean Net Cash Proceeds in excess of $25,000 for any single such sale or liquidation and Net Cash Proceeds in excess of $100,000 in the aggregate for all such sales or liquidations occurring from and after March __, 2009.

(iv)

Schedule A of the Term Note is hereby deleted in its entirety and the new Schedule A attached hereto as Exhibit B is hereby substituted in lieu thereof.

3.

Consent to each Segment Sale; Net Cash Proceeds of each Segment Sale to Bank.

(d)

Notwithstanding anything contained in the Loan Documents to the contrary, Bank hereby consents to the Segment Sales provided that each of the following conditions are satisfied for each Segment Sale: (i) Borrower shall provide copies of any sale agreements or similar documents to Bank in connection with any Segment Sale, such documents to be in form and substance reasonably satisfactory to Bank, (ii) each Segment Sale shall be consummated in all material respects in accordance with the terms and conditions of such sale agreements provided to Bank, (iii) no material provision of such sale agreements shall have been amended, modified or waived since the date of delivery of such sale agreements to Bank without the prior written consent of Bank, which consent shall not be unreasonably withheld, (iv) Borrower shall provide Bank with copies of such additional documents and information relating to such Segment Sale as Bank shall reasonably request and (v) promptly after receipt thereof, Borrower shall apply Segment Cash Proceeds (as defined below) first, to immediately prepay outstanding loans under the Term Note and second, to the extent there are proceeds remaining after fully prepaying the Term Note, to immediately prepay outstanding loans under the Revolving Credit Note.  The Maximum Availability under the Revolving Credit Note shall be permanently reduced by the gross proceeds of such sale or liquidation applied to the Revolving Credit Note.  The amount of such mandatory payments will be 100% of the Segment Cash Proceeds. “Segment Cash Proceeds” shall mean the gross cash proceeds received by Borrower or any Guarantor in connection with any Segment Sale less the sum of all income taxes and other taxes asserted by any governmental authority as a result of such sale and any other reasonable actual third party costs of sale in connection therewith.

(e)

Upon consummation of any Segment Sale pursuant to the terms and conditions hereunder, to the extent Bank has a lien on any of the assets of such Segment being sold or such

Segment being sold is subject to the Guaranty Agreement, Security Agreement or any other Loan Document, Bank shall release such Segment from such Guaranty Agreement, Security Agreement and any other Loan Documents to which it is a party and shall release such liens of such Segment held by Bank and shall promptly execute such documents as may be reasonably requested to evidence such release of liens.

4.

Amendment Fee.  In consideration of the agreements set forth herein, Borrower shall pay to Bank an amendment fee in the amount of $115,000 which amendment fee shall be fully earned on the date hereof (the “Amendment Fee”) and shall be payable (i) $57,500 on the date hereof and (ii) $57,500 to be paid on September 30, 2009, unless all Obligations are paid in full prior to September 30, 2009 in which case payment of the second installment of the Amendment Fee will be waived.  The Amendment Fee is in addition to all other fees, interest, costs and expenses payable in connection with the Loan Documents and may be charged by Bank to any account of Borrower maintained by Bank.  The Amendment Fee shall be fully earned by Bank notwithstanding any failure by Borrower to comply with any other term of this Amendment.

5.

Reaffirmations by Borrower and the Guarantors.

(a)

Acknowledgment of Obligations.  Borrower and Guarantors hereby acknowledge, confirm and agree that, as of March 11, 2009, (a) Borrower is indebted to Bank in respect of the Revolving Credit Note in the principal amount of $5,413,283.38, (b) Borrower is indebted to Bank in respect of the Term Note in the aggregate principal amount of $2,682,439.15, under Letter of Credit #SM227727 remains outstanding and undrawn in the amount of $725,000, and (d) the Swap Agreement Early Termination Amount was, as of March 11, 2009, $83,460.1  All such Loans, together with interest accrued and accruing thereon, and all other Obligations, fees, costs, expenses and other charges now or hereafter payable by Borrower to Bank, in accordance with the Loan Documents and the Swap Agreements (including this Agreement), are unconditionally owing by Borrower and Guarantors to Bank without offset, defense or counterclaim of any kind, nature or description whatsoever; and upon early termination of the Swap Agreements, the Swap Agreement Early Termination Amount shall be due and payable without offset, defense or counterclaim of any kind, nature or description whatsoever.

(b)

Acknowledgment of Security Interests.  Borrower and Guarantors hereby acknowledge, confirm and agree that Bank has and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in the Collateral heretofore granted to Bank pursuant to the Loan Documents or otherwise granted to or held by Bank.

6.

Conditions to Effectiveness.  This Amendment shall become effective as of the date when the following conditions have been met (the “Effective Date”):

(a)

Bank shall have received a copy of this Amendment executed by Borrower, the Guarantors and by Bank (whether such parties shall have signed the same or different copies);

———————

1 Borrower acknowledges that Swap Agreement Early Termination Amounts are only a reasonable estimate may change daily until an early termination date and a settlement amount is determined in accordance with the terms of each of the Swap Agreements.

(b)

payment of the Amendment Fee in accordance with Section 54;

(c)

Borrower shall have paid to Bank the Swap Agreement Early Termination Amount without offset, defense or counterclaim of any kind, nature or description whatsoever;

(d)

Bank shall have been reimbursed by Borrower for all reasonable fees and third-party out-of-pocket charges and other expenses incurred in connection with this Amendment and the transactions contemplated thereby, including, without limitation, the reasonable attorneys’ fees and expenses of K&L Gates LLP;

(e)

Bank shall have received any other documents or instruments reasonably requested by Bank in connection with the execution of this Amendment and the transactions contemplated thereby; and

(f)

an officers’ certificate from a duly authorized officer of Borrower certifying, among other things, that attached are true and correct copies of: (i) certificate of the existence of Borrower, issued by the Secretary of State of the jurisdiction of organization, and each other jurisdiction where such Borrower is required to qualify to transact business, (ii) the Bylaws of Borrower, (iii) resolutions adopted by the Board of Directors of Borrower authorizing the execution, delivery and performance of this Agreement, and the other documents and certificates to be delivered in connection herewith; and (iv) the names, incumbency and certified signatures of those persons authorized on behalf of Borrower to sign this Amendment and the other documents and certificates to be delivered in connection herewith.

7.

Representations and Warranties.  After giving effect to the amendments set forth herein, Borrower and each Guarantor hereby certifies that (a) each of the representations and warranties set forth in the Loan Agreement, the Revolving Credit Note, the Term Note, the Guaranty Agreement, the Security Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof as if fully set forth herein (except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date), (b) no Default has occurred and is continuing as of the date hereof and (c) the execution, delivery, and performance of this Amendment have been authorized by all requisite corporate action.

8.

Confirmation of all Loan Documents.  By their execution hereof, Borrower and each Guarantor hereby expressly (a) consents to the modifications, consents and amendments set forth in this Amendment, (b) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Loan Agreement, the Revolving Credit Note, the Term Note, the Guaranty Agreement, the Security Agreement and each of the Loan Documents to which it is a party and (c) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in the Loan Agreement, the Revolving Credit Note, the Term Note, the Guaranty Agreement, the Security Agreement and each of the Loan Documents to which it is a party remain in full force and effect.

9.

Release.

(a)

In consideration of the agreements of Bank contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Guarantors, each on behalf of itself and its successors, assigns, and other legal representatives hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Bank, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Bank and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, controversies, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, Guarantor or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever that arose or has arisen at any time on or prior to the day and date of this Amendment, for or on account of, or in relation to, or in any way in connection with any of the Loan Agreement, the Swap Agreements, the other Loan Documents or this Amendment or transactions thereunder or related thereto.

(b)

Borrower and Guarantors each understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding that may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)

Borrower Guarantors each agrees that no fact, event, circumstance, evidence or transaction that could now be asserted or that may hereafter be discovered that relate to conduct prior to the date of this Amendment shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

10.

Covenant Not to Sue.  Borrower and Guarantors, each on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by Borrower pursuant to Section 9 above.  If Borrower or any Guarantor, or any of their respective successors, assigns or other legal representatives, violates the foregoing covenant, Borrower and Guarantors, each for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys' fees and costs incurred by any Releasee as a result of such violation.

11.

Miscellaneous.

(a)

This Amendment is limited and, except as set forth herein, shall not constitute a modification, acceptance or waiver of any provision of the Loan Agreement, the Revolving

Credit Note, the Term Note, any Loan Document or any other document or instrument entered into in connection therewith.

(b)

This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement, and the signature pages from any counterpart may be appended to any other counterpart to assemble fully-executed counterparts.  Counterparts of this Amendment may be exchanged via electronic means, and a facsimile of any party's signature shall be deemed to be an original signature for all purposes.

(c)

This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of North Carolina without giving effect to the conflicts of law provision thereof.

(d)

On and after the effectiveness of this Amendment, each reference in the Loan Agreement, the Revolving Credit Note, the Term Note or any other Loan Document shall mean and be a reference to the Loan Agreement, the Revolving Credit Note, the Term Note and any other Loan Document as amended by this Amendment.  This Amendment constitutes a “Loan Document”.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

[CORPORATE SEAL]	KOWABUNGA! INC. (formerly known as THINK PARTNERSHIP INC.), a Nevada corporation

	By:	/s/Richard Howe
	Name:	Richard Howe
	Title:	CEO

[CORPORATE SEAL]	CHERISH, INC., a Florida corporation

	By:	/s/Richard Howe
	Name:	Richard Howe
	Title:	CEO

[CORPORATE SEAL]	CHECKUP MARKETING, INC., a North Carolina corporation

	By:	/s/Richard Howe
	Name:	Richard Howe
	Title:	CEO

[CORPORATE SEAL]	RIGHTSTUFF INC., a North Carolina corporation

	By:	/s/Richard Howe
	Name:	Richard Howe
	Title:	CEO

[CORPORATE SEAL]	MARKETSMART ADVERTISING, INC., a North Carolina corporation

	By:	/s/Richard Howe
	Name:	Richard Howe
	Title:	CEO

[CORPORATE SEAL]	OZONA ONLINE NETWORK, INC., a Florida corporation

	By:	/s/Richard Howe
	Name:	Richard Howe
	Title:	CEO

[CORPORATE SEAL]	KOWABUNGA MARKETING, INC., a Michigan corporation

	By:	/s/Richard Howe
	Name:	Richard Howe
	Title:	CEO

[CORPORATE SEAL]	PRIMARYADS, INC., a New Jersey corporation

	By:	/s/Richard Howe
	Name:	Richard Howe
	Title:	CEO

[CORPORATE SEAL]	REAL ESTATE SCHOOL ONLINE INC., a Florida corporation

	By:	/s/Richard Howe
	Name:	Richard Howe
	Title:	CEO

[CORPORATE SEAL]	VINTACOM FLORIDA, INC., a Florida corporation

	By:	/s/Richard Howe
	Name:	Richard Howe
	Title:	CEO

[CORPORATE SEAL]	MOREX MARKETING GROUP, LLC, a New York limited liability company

	By:	/s/Richard Howe
	Name:	Richard Howe
	Title:	CEO

[CORPORATE SEAL]	LITMUS MEDIA, INC., a Missouri corporation

	By:	/s/Richard Howe
	Name:	Richard Howe
	Title:	CEO

[CORPORATE SEAL]	ILEAD MEDIA LLC, a Delaware limited liability company

	By:	/s/Richard Howe
	Name:	Richard Howe
	Title:	CEO

[CORPORATE SEAL]	VALIDCLICK, INC., a Missouri corporation

	By:	/s/Richard Howe
	Name:	Richard Howe
	Title:	CEO

[CORPORATE SEAL]	SECOND BITE, LLC., a Kansas limited liability company

	By:	/s/Richard Howe
	Name:	Richard Howe
	Title:	CEO

[CORPORATE SEAL]	WACHOVIA BANK, NATIONAL ASSOCIATION

By:
	Name:	C. Douglass Riddle
	Title:	Senior Vice President

EXHIBIT A

EBITDA Reconciliation

See Attached.

EXHIBIT B

Schedule A to the Term Note

See Attached.

SCHEDULE A

The Note will be paid in the principal amounts plus accrued interest on the dates as shown below:

Payment Due Date	Principal Payment Due	Remaining Principal Outstanding (following scheduled principal payment)
Feb 27, 2008	0.00	5,000,000.00
Mar 27, 2008	128,298.12	4,871,701.88
Apr 28, 2008	126,512.64	4,745,189.24
May 27, 2008	129,509.18	4,615,680.06
Jun 27 2008	128,611.79	4,487,068.27
Jul 28 2008	129,265.21	4,357,803.06
Aug 27, 2008	130,636.14	4,227,166.92
Set 29, 2008	129,200.08	4,097,966.84
Oct 27, 2008	133,256.90	3,964,709.94
Nov 28, 2008	131,269.31	3,833,440.63
Dec 29, 2008	132,586.00	3,700,854.63
Jan 27, 2009	134,472.67	3,566,381.96
Feb 27, 2009	133,942.81	3,432,438.15
Mar 27, 2009	136,310.93	3,296,128.22
Apr 27, 2009	135,315.85	3,160,812.37
May 27, 2009	136,521.35	3,024,291.02
Jun 29, 2009	135,705.64	2,888,585.38
Jul 27, 2009	138,806.61	2,749,778.77
Aug 27, 2009	138,091.61	2,611,687.16
Set 28, 2009	138,365.16	2,473,322.00
Oct 27, 2009	140,306.86	2,333,015.14
Nov 27, 2009	140,209.00	2,192,806.14
Dec 28, 2009	140,921.34	2,051,884.80
Jan 27, 2010	141,973.58	1,909,911.22
Feb 26, 2010	142,671.61	1,767,239.61
Mar 31, 2010	1,767,239.61	0.00